IN BRIEF

Net asset value per share	US$	25.50
Market price	US$	28.40
Premium/(discount)		11.37%
Fund size	US$	258.5m

Source: State Street Corporation

At June 30, 2005	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	1.4	3.5
Year to date	5.2	3.4
One year	15.7	21.7
Three years %pa	22.6	14.0

Past performance is not a guide to future returns.
Source: State Street Corporation. NAV-NAV performance.
*Source for index data: MSCI.

MANAGER’S COMMENTARY

All the Chinese stockmarkets advanced in June — despite the rising oil price, US interest rates and US dollar. The markets also ignored the growing anti-Chinese protectionist sentiment in the US, as reflected by the Schumer Bill, and objections to the proposed take-over of Unocal by state-owned CNOOC. (Your manager, who remembers Japanese buying of US assets in the late 1980s, would have thought US investors delighted to offload such underperforming assets as Unocal, Maytag and IBM’s PC division to state-owned Chinese companies at a full price.)

The vote on the Schumer Bill has now been delayed until after the summer recess, removing a potential embarrassment ahead of Hu Jin Tao’s state visit to the US in August. But strategic tensions are likely to continue.

Although the A-share market continues to under-perform, this is where the most interesting developments are taking place. Radical reform is underway to make all non-tradeable shares tradeable. Each company’s management needs to come up with a compensation package for existing tradeable shareholders. A typical offer — three old shares for every 10 held — means that the market is even cheaper than its eight-year low would suggest. The process has also stimulated a wave of shareholder activism. Using the proceeds of the rights issue currently underway, we aim to increase exposure to the A-share market to 20%.

Overall, Chinese economic growth remains strong (Q2 +9.1% y.o.y.) — although it is clear that anti-speculative measures introduced in May have taken some steam out of the high-end property market. Inflation remains muted (CPI in May +1.8% y.o.y.).

Chris Ruffle, Martin Currie Inc

INVESTMENT STRATEGY

The fund is 97.4% invested with holdings in 58 companies, of which four are unlisted.

The fund under-performed the index during June: the rising oil price pushed up the prices of the big state-owned oil companies, in which your fund does not invest. The small and mid-cap entrepreneurial companies in which we do invest continued to be dull in stockmarket terms. But underlying business continues generally to be strong, as indicated by recent results (Fu Ji Food & Catering, Golden Meditech and TPV stand out). The decline in most commodity prices, oil aside, is good news for the portfolio as it promises a second-half margin recovery for our many manufacturers, with food processors already starting to see some benefit.

Purchases in June included Radiant, the backlight module maker, which we expect to benefit from the growth in LCD TV demand. We have also invested in China’s leading semiconductor maker, SMIC, on signs of a recovery in utilisation and pricing. Worried about the effect of the rising oil price on fuel costs, we took profits on EVA Airlines, and took losses on the telecom equipment maker UTStarcom, whose recovery we think will be delayed until 2006. Debate on the restructuring of the Chinese telecom industry has caused confused operators to delay capital spending and postponed the issuance of 3G licences.

Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER’S COMMENTARY

In recent months the PRC has made a number of regulatory changes which affect the private equity industry. In particular these will facilitate both dealflow and improve the exit market, thus increasing the attractiveness of the asset class. However in the short term the implementation of new procedures is leading to some delays in regulatory approvals.

KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS

Market cap Shares outstanding Exchange listed Listing date Investment adviser Direct investment manager	US$286.3m 10,138,287 NYSE July 10, 1992 Martin Currie Inc Asian Direct Capital Management

Source: State Street Corporation.

ASSET ALLOCATION

• Hong Kong • Taiwan • Singapore • B shares • New York • ‘A’ share access product • Direct • Other assets & liabilities	57.5% 24.4% 0.9% 1.7% 2.9% 2.8% 7.2% 2.6%

Source: State Street Corporation

SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon

Information technology	18.6%	27.1%
Industrials	17.9%	11.2%
Consumer discretionary	16.2%	6.7%
Utilities	10.6%	5.5%
Consumer staples	7.7%	1.0%
Materials	7.5%	7.2%
Telecommunications	6.2%	7.4%
Financials	4.7%	28.5%
Healthcare	3.5%	—
Energy	1.7%	5.4%
‘A’ share access product	2.8%
Other assets & liabilities	2.6%	—

Total	100.0%	100.0%

Source: State Street Corporation. Source for index data: MSCI

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%

One month	1.4	-3.1
Year to date	5.2	-13.2
Three years %pa	22.6	34.9

Past performance is not a guide to future returns.
Source: State Street Corporation

DIRECT INVESTMENTS (7.2%)

CDW Holdings Ltd Captive Finance Global e Business teco Optronics	Information technology Financials Information technology Information technology	4.6% 1.2% 1.2% 0.2%

15 LARGEST LISTED INVESTMENTS (45.4%)

Chaoda Modern Agriculture
Xinao Gas
Anhui Expressway
Taiwan Green Point
Shenzhen Expressway
Merry Electronics
Synnex Technologies
Weichai Power
Solomon Systech
BYD
TPV Technology
Comba Telecom Systems
China Netcom
Tripod Technology
Zijin Mining
Consumer staples
Utilities
Utilities
Information technology
Utilities
Consumer discretionary
Consumer discretionary
Consumer discretionary
Information technology
Industrials
Industrials
Telecommunications
Telecommunications
Information technology
	Materials	5.2% 3.7% 3.7% 3.3% 3.1% 3.1% 2.9% 2.9% 2.8% 2.7% 2.6% 2.6% 2.4% 2.3% 2.1%

Source: State Street Corporation

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa

The China Fund, Inc.	1.4	-3.2	5.2	15.7	22.6	17.8	8.2
MSCI Golden Dragon	3.5	6.6	3.4	21.7	14.0	-0.7	n/a
Hang Seng Chinese Enterprise	5.9	1.8	2.5	13.7	31.1	20.7	n/a

Past performance is not a guide to future returns.
Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2005 Bloomberg LP for the Hang Seng Chinese Enterprise.

PERFORMANCE IN PERSPECTIVE

Past performance is not a guide to future returns.
Source: Martin Currie Inc as of June 30, 2005.

THE CHINA FUND INC. PREMIUM/DISCOUNT

Past performance is not a guide to future returns.
Source: Martin Currie Inc as of June 30, 2005.

DIVIDEND HISTORY CHART

Total	0.91	0.61	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.21	1.78	3.57
Income	0.09	0.01	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.06	0.07	0.20
Long term capital	0.04	0.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.67	3.27
Short term capital	0.79	0.36	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	1.04	0.10

Past performance is not a guide to future returns.
Source: State Street Corporation.

THE PORTFOLIO — IN FULL	AT JUNE 30, 2005

Sector	Company (BBG ticker)		Price	Holding	Value $	% of portfolio

Hong Kong						57.5%
Chaoda Modern Agriculture	682	HK	HK$3.1	34,089,900	13,487,444	5.2%
Xinao Gas	2688	HK	HK$5.4	13,976,000	9,710,364	3.7%
Anhui Expressway	995	HK	HK$5.3	13,938,000	9,504,629	3.7%
Shenzhen Expressway	548	HK	HK$2.9	21,494,000	8,089,132	3.1%
Weichai Power	2338	HK	HK$23.0	2,536,000	7,504,745	2.9%
Solomon Systech	2878	HK	HK$2.8	20,698,000	7,323,520	2.8%
BYD	1211	HK	HK$16.8	3,225,000	6,950,297	2.7%
TPV Technology	903	HK	HK$5.4	9,968,000	6,861,525	2.6%
Comba Telecom Systems	2342	HK	HK$3.2	16,118,000	6,636,207	2.6%
China Netcom	906	HK	HK$11.3	4,253,000	6,183,476	2.4%
Zijin Mining	2899	HK	HK$1.7	24,800,000	5,520,223	2.1%
Li Ning	2331	HK	HK3.7	11,400,000	5,427,070	2.1%
TCL International	1070	HK	HK$1.5	28,218,000	5,300,757	2.0%
Golden Meditech	8180	HK	HK$1.3	27,900,000	4,810,252	1.9%
China Fire Safety	8201	HK	HK$0.7	50,380,000	4,278,198	1.7%
Sinotrans	598	HK	HK$2.4	12,835,000	4,004,667	1.5%
Semiconductor Manufacturing	981	HK	HK$1.6	17,604,000	3,624,017	1.4%
Fountain Set	420	HK	HK$4.0	6,714,000	3,455,414	1.3%
China Shenhua Energy	1088	HK	HK$7.5	3,137,000	3,027,154	1.2%
China Travel	308	HK	HK$2.4	10,000,000	3,023,617	1.2%
Asia Aluminium	930	HK	HK$0.9	23,250,000	2,752,134	1.1%
FU JI Food & Catering	1175	HK	HK$7.5	2,844,000	2,726,118	1.1%
Ocean Grand Chemicals	2882	HK	HK$1.2	17,379,000	2,638,552	1.0%
Guangshen Railway	525	HK	HK$2.8	7,000,000	2,544,341	1.0%
Natural Beauty Bio-Technology	157	HK	HK$0.6	32,780,000	2,446,222	0.9%
Beiren Printing Machinery	187	HK	HK$2.2	7,000,000	1,958,917	0.8%
China Rare Earth	769	HK	HK$1.0	15,254,000	1,884,143	0.7%
China Shineway Pharmaceutical	2877	HK	HK$3.3	4,435,000	1,854,538	0.7%
Yanzhou Coal Mining	1171	HK	HK$6.1	1,887,600	1,481,490	0.6%
Asia Zirconium	395	HK	HK$0.8	13,196,000	1,426,200	0.6%
Sino Golf	361	HK	HK$0.8	10,303,000	1,033,992	0.4%
Nanjing Dahe Outdoor Media	8243	HK	HK$0.2	37,500,000	1,003,583	0.4%
Arcontech	8097	HK	HK$0.1	18,386,000	236,563	0.1%

Taiwan						24.4%
Taiwan Green Point	3007	TT	NT$124.0	2,155,749	8,447,239	3.3%
Merry Electronics	2439	TT	NT$84.5	3,012,016	8,042,830	3.1%
Synnex Technologies	2347	TT	NT$46.1	5,165,604	7,525,181	2.9%
Tripod Technology	3044	TT	NT$68.0	2,778,413	5,970,361	2.3%
Cathay Financial	2882	TT	NT$63.8	2,331,000	4,699,567	1.8%
Fubon Financial	2881	TT	NT$30.8	4,453,952	4,335,021	1.7%
Cheng Shin Rubber	2105	TT	NT$35.6	3,805,974	4,275,632	1.6%
Data Systems Consulting	2447	TT	NT$26.9	4,237,987	3,602,523	1.4%
Radiant Opto-Electronics	6176	TT	NT$105.0	1,021,000	3,387,739	1.3%
Wintek	2384	TT	NT$44.4	2,421,104	3,396,967	1.3%
Taiwan FamilyMart	5903	TT	NT$55.0	1,567,231	2,723,896	1.1%
Chicony Electronics	2385	TT	NT$32.8	2,452,152	2,541,652	1.0%
Waffer Technology	6235	TT	NT$41.6	1,900,000	2,494,707	1.0%
Yieh United Steel	9957	TT	NT$14.5	3,500,000	1,603,729	0.6%

Singapore						0.9%
Bio-Treat Technology	BIOT	SP	SG$0.6	6,389,000	2,442,669	0.9%

B shares						1.7%
China International Marine	200039	CH	HK$7.1	4,754,190	4,343,039	1.7%

New York						2.9%
The9	NCTY	US	US$26.0	146,571	3,816,709	1.5%
China Techfaith Wireless	CNFT	US	US$16.3	197,700	3,216,579	1.3%
Chindex International	CHDX	US	US$4.4	69,987	310,742	0.1%

‘A’ share access product						2.8%
Shenery Access Product			US$0.9	4,500,000	3,978,000	1.6%
Shanghai Airlines Access Product			US$0.4	7,350,000	3,189,900	1.2%

Direct						7.2%
CDW Holdings Ltd				60,000,000	12,007,646	4.6%
Captive Finance				2,000,000	3,045,000	1.2%
Global e Business				40,000	3,044,902	1.2%
teco Optronics				1,861,710	594,682	0.2%

Other assets & liabilities						2.6%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser. MC Inc is authorized and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

China Fund Inc (the fund) is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closedended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the fund. Asian Direct Capital Management is the direct investment manager to the fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Past performance is not a guide to future returns. Markets and currency movements may cause the value of investments and income from them to fall as well as rise and you may get back less than you invested when you decide to sell your investments. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples, contained in this presenter. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment.

It should be noted that investment in the fund carries a higher degree of risks when investing in China and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investing in the fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. Past performance is not necessarily a guide to future returns. Accordingly, the fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

è	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

è	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The CSRC is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and SAFE wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

è	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

è	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain OECD countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the fund’s NAV.

è	The fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US Dollars. Accordingly, a change in the value of such securities against US Dollars will result in a corresponding change in the US Dollar NAV.

è	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.